                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-8059

                    Cohen & Steers Special Equity Fund, Inc.
               (Exact name of registrant as specified in charter)

                      757 Third Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                                Robert H. Steers
                     Cohen & Steers Capital Management, Inc.
                                757 Third Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: (212) 832-3232

                       Date of fiscal year end: December 31

                     Date of reporting period: June 30, 2003

Item 1. Reports to Stockholders.

The registrant's semi-annual report to shareholders, for the period ended June 30, 2003, is hereby included.

Item 9. Controls and Procedures.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits.

(a)(2)(i) Certification, dated as of August 19, 2003, of Robert H. Steers, principal executive officer of the registrant.

(a)(2)(ii) Certification, dated as of August 19, 2003, of Martin Cohen, principal financial officer of the registrant.

(b) (1) Certification, dated as of August 19, 2003, of Robert H. Steers, chief executive officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

(b) (2) Certification, dated as of August 19, 2003, of Martin Cohen, chief financial officer, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SPECIAL EQUITY FUND, INC.

     By: /s/ Robert H. Steers, Chairman

     Date: August 19, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


     By: /s/ Robert H. Steers, Chairman, Secretary and principal executive officer

     Date: August 19, 2003

     By: /s/ Martin Cohen, President, Treasurer and principal financial officer

     Date: August 19, 2003

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

July 23, 2003

To Our Shareholders:

    We are pleased to submit to you our report for the quarter and six months ended June 30, 2003. The net asset value on that date was $32.18 per share. A semiannual dividend of $0.61 per share was declared for shareholders of record on June 19, 2003 and was paid on June 20, 2003. For the quarter, Cohen & Steers Special Equity Fund had a total return, based on income and change in net asset value, of 19.0%. This compares to the NAREIT Equity REIT Index's(a) total return of 13.9% and the S&P 500 Index's total return of 15.4%. For the six months ended June 30, 2003, Cohen & Steers Special Equity Fund had a total return of 19.3% versus the NAREIT Equity REIT Index's total return of 13.9% and the S&P 500 Index's total return of 11.8%.

MIDYEAR REVIEW

    At long last, nearly every sector of the U.S. financial markets provided exceptional returns in the second quarter. REITs extended their winning streak to over three years, and posted their best quarterly return since the fourth quarter of 1996. In addition, the stock market arose from its three year slump and posted its best performance (15.4% total return for the S&P 500 Index) since the fourth quarter of 1998. Bonds extended what has now been, effectively, a 22-year bull market, with the 30-year Treasury bond registering a total return of 5.4%.

    There was an avalanche of geopolitical and economic news in the past three months, most of it with positive implications. War in Iraq abated while steps toward peace in the Middle East were promising. Congress passed tax cut legislation, with a great deal of benefit going to investors by virtue of lowered levies on dividends and capital gains. Interest rates reached their lowest level in over 50 years, as the Fed's accommodative monetary policy continued unabated. Consumer and business confidence clearly began to rise, and more Americans now own homes than ever before. While these positive developments have yet to ignite job creation, capital spending and strong overall economic growth -- with the exception of housing -- we believe that forecasts for accelerated growth in the second half of 2003 and beyond have clearly gained credibility. We believe this renewed optimism has helped the outlook for both real estate and REITs.

-------------------
(a) The NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole.

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                                       1

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

    We are very pleased with the fund's top tier performance relative to our benchmarks and our competition. The fund's disciplined investment strategy -- focused on the twenty or so real estate securities with the best valuation -- really bore fruit this quarter as REIT market investors began to believe in the economic recovery and pushed up the stocks that would be expected to respond well to that recovery. The strongest contributors to performance were our overweight and stock selection in the office and hotel sectors and our underweight in the apartment sector. Also contributing to our out-performance was our overweight in the regional mall sector.

    REITs are operating in an environment that they have never before experienced. In nearly all of the previous cycles that we can remember, when coming out of a recession real estate fundamentals have been dismal, property owners were in distress, and equity and debt capital was unavailable at a reasonable price as investors and lenders shunned the asset class. In this cycle, however, there is virtually no distress on the part of any major property owners. While there is no doubt that real estate fundamentals are weak -- vacancy rates are high and many property-level cash flows have been flat or declining -- fundamentals are more disparate across sectors than we have ever seen coming out of a recession. Most notable is the retail sector where occupancies and rents remain very strong. Instead of capital fleeing the industry, it is now more plentiful than ever and has never carried a lower cost. Investors that have been waiting for an opportunity to acquire assets at bargain prices have been disappointed as prices have remained firm, or even risen, nearly across the board.

    Consequently, the opportunity set for REITs is entirely different from past history. Instead of an asset pricing opportunity, property owners now have a liability pricing opportunity. Record low interest rates have allowed REITs to refinance existing higher cost debt and boost earnings, just as homeowners and homebuyers have been doing as they finance and refinance their mortgages. In addition, REITs have been able to take advantage of the strong demand for property by selling assets, enabling them to reposition and upgrade the quality of their portfolios, while simultaneously strengthening their balance sheets. For some investors, REITs themselves are the opportunity -- there were four major acquisitions of public REITs in the first half of the year, and we suspect that there will be even more merger and acquisition activity in the second half of the year.

    The strong REIT equity market offered renewed opportunities in the first half of the year. Two initial public offerings were completed in late June, as American Financial Realty and Maguire Properties together raised $1.4 billion in common stock. This compares to just one IPO in 2002 (Heritage Properties), which raised $450 million. Lower interest rates enabled REITs to tap the preferred stock market as $1.7 billion was raised in the first half of 2003, compared to $1.2 billion in the first half of 2002. Much of this capital was used to refinance, at lower rates, preferred issues that reached their call dates. An important source of demand for these securities has been mutual funds specializing strictly in preferred stocks. REITs also issued $6.8 billion of unsecured debt, mostly at historically low interest rates.

--------------------------------------------------------------------------------
                                       2

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

    Despite such market conditions, equity issuance was modest in the first half of the year, as was demand for REIT shares. Common equity issuance, at $1.4 billion, was at a historical low and well below last year's $2.1 billion pace at mid-year. Capital flows into real estate mutual funds were $1.6 billion, compared to $2.5 billion in the first half of 2002. Largely due to capital appreciation, real estate mutual fund assets stood at a record $20 billion at mid-year, up from $15 billion just six months ago. Some observers have suggested that REITs were relatively disadvantaged by the recent tax bill's exclusion of REITs from the lowered 15% dividend tax rate for investors, because REITs already don't pay taxes at the corporate level. Nonetheless their substantial dividend yield potential (still superior to nearly all alternatives on an after-tax basis) and growth potential have enabled REITs to remain the investment of choice for many real estate and income-oriented investors.

    Finally, the matter of corporate governance has become one of the most important issues in the financial world. As the nation's leading REIT investor and a very long-term holder of these securities, we view corporate governance as one of our most important responsibilities. While REITs in general tend to score rather well in comparison to other industries, many concerns remain. In the proxy-voting period of 2003, Cohen & Steers voted in opposition to management proposals or directors on 22 separate occasions. Most of these related to poison pills, board classification and independence, and compensation. Our emphasis on corporate governance issues is not new; in 2002 we voted in opposition to management 17 times, and in 2001, 21 times.

INVESTMENT OUTLOOK

    In our opinion, the single most important investment variable today relates to the current interest rate climate and the prospect of a low-return environment for the foreseeable future. We have experienced a secular re-pricing of the cost of money, as the inflation risk premium has effectively been extinguished from the bond market. As short-term interest rates approach zero, investors, savers, retirees, pension funds, foundations and endowments, and a host of financial managers are at a loss to find appropriate means to fulfill both long-term and short-term obligations. For example, a recent survey by Morgan Stanley Research found that nearly 90% of the 292 S&P 500 component companies they surveyed have annual return expectations of 8% or more for their pension fund assets. These obligations simply cannot be satisfied through U.S. Treasury or investment grade corporate debt securities whose coupons are far below this minimum return expectation. The experience of the equity markets over the past several years has served to rein in exposure to the volatility and low current income of stocks in general. Ironically, despite this aversion to the risk of equity markets, there has been a marked shift towards alternative and riskier investments, including high yield bonds, commodities, foreign securities, hedge funds and other vehicles, a trend that, frankly, we have difficulty figuring out.

--------------------------------------------------------------------------------
                                       3

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

    In today's market environment, many investors are finding REITs to be a very appealing asset class. Offering the potential for high income, tangible underlying asset value, low correlation to other assets and long-term growth potential, REITs are becoming increasingly more appreciated by investors. Further, we believe that the prudent use of leverage -- which is plentiful today at a modern record low cost -- by real estate owners and investors has helped real estate prices remain firm despite weak fundamentals. Moreover, in our view, it explains why REITs are trading closer to some analysts' net asset value estimates than might otherwise be expected.

    The entire notion of net asset value is subject to considerable debate. It is our opinion that many analysts are underestimating REIT NAVs because they are ignoring three important variables. First, the capitalization rate used to value current rental streams and the discount rate used to value future rental streams are at a low point in history, suggesting that higher valuations are warranted. Second is the replacement cost of REIT assets. From Class A downtown office buildings to dominant regional malls, the cost to replace these assets -- assuming that one could at all -- far exceeds most current value estimates of such properties. And third, since we believe we are just beginning new economic and real estate growth cycles, investors should consider the potential for real assets to appreciate as economic conditions improve. With little or no speculative building taking place, except in the apartment sector, it is unlikely that there will be a glut of new space coming on to the market just as demand is increasing. This should necessarily precipitate an increase in occupancy rates, rents and asset values.

    In our view, the key to continued positive returns from REITs is the future course of the U.S. economy. As mentioned, signs of a recovery are beginning to emerge. In light of the massive fiscal and monetary stimulus currently in place, we are confident that in the coming quarters the economy will demonstrate increasing strength.

    With respect to strategy, we are encouraged that our office sector holdings are beginning to produce positive results. In our opinion, we are early in this cycle and are making few changes except with respect to some individual holdings. We are also maintaining a strong position in the hotel sector, in anticipation of an improved economy. Similarly, we believe that regional malls, the stars of the REIT industry over the past three years, are likely to show the strongest earnings growth and therefore remain an overweight position. The only sector that we continue to have little enthusiasm for is apartments, due to low demand created by ongoing incentives for, and the unparalleled attractiveness of, single-family home ownership.

    When any sector performs as well as -- and for as long as -- REITs have, an abundance of skeptics invariably appear, both among industry analysts as well as outside observers. We remain firm in our belief that we are at the beginning of a new cycle and that real estate owners are entering the new cycle in a very strong position. Further, we are not inclined to be market timers because we have not seen any timing strategies that

--------------------------------------------------------------------------------
                                       4

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

have been consistently successful. We are confident that REITs will continue to play an important role in investors' portfolio needs.

Sincerely,

             MARTIN COHEN        ROBERT H. STEERS
             MARTIN COHEN        ROBERT H. STEERS
             President           Chairman

             JOSEPH M. HARVEY    JAMES S. CORL
             JOSEPH M. HARVEY    JAMES S. CORL
             Portfolio Manager   Portfolio Manager


---------------------------------------------------------------------

           Cohen & Steers is online at COHENANDSTEERS.COM

    We have enhanced both the look and features of our Web site to give you more information about our company, our funds and the REIT market in general.

    ONLINE ACCESS is available for shareholders of Cohen & Steers funds whose accounts are held directly with Boston Financial Data Services, the fund's transfer agent. After registering, you will be able to manage your entire account online including purchasing or redeeming shares, updating account information, and checking your portfolio holdings.

    Check out our interactive Asset Allocation Tool, which allows you to hypothetically add REITs to any portfolio to see how they impact expected total returns and risk. Or try the Fund Performance Calculator and see how our funds have performed versus the S&P 500 Index or Nasdaq composite. As always, you can also get daily net asset values, fund fact sheets, portfolio highlights, recent news articles and our overall insights on the REIT market.

              So visit us today at COHENANDSTEERS.COM

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                                       5

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            SCHEDULE OF INVESTMENTS
                           JUNE 30, 2003 (UNAUDITED)

                                                                NUMBER        VALUE
                                                              OF SHARES      (NOTE 1)
                                                              ----------   ------------
EQUITIES                                            96.24%
    DIVERSIFIED                                     12.56%
         Alexander's(a)....................................       11,300   $    943,437
         Crescent Real Estate Equities Co. ................       30,800        511,588
         Vornado Realty Trust..............................       25,800      1,124,880
                                                                           ------------
                                                                              2,579,905
                                                                           ------------
    HEALTH CARE                                      1.60%
         Ventas............................................       21,700        328,755
                                                                           ------------
    HOTEL                                           11.01%
         Hilton Hotels Corp. ..............................       43,800        560,202
         Host Marriott Corp.(a)............................       60,900        557,235
         Innkeepers USA Trust..............................       52,300        355,640
         Starwood Hotels & Resorts Worldwide...............       27,600        789,084
                                                                           ------------
                                                                              2,262,161
                                                                           ------------
    INDUSTRIAL                                       5.52%
         Catellus Development Corp.(a).....................       33,300        732,600
         ProLogis..........................................       14,700        401,310
                                                                           ------------
                                                                              1,133,910
                                                                           ------------
    OFFICE                                          22.12%
         Arden Realty......................................       34,400        892,680
         Boston Properties.................................       21,600        946,080
         Brookfield Properties Corp.(b)....................       27,300        583,957
         Equity Office Properties Trust....................       45,100      1,218,151
         Highwoods Properties..............................        8,000        178,400
         Maguire Properties................................       10,600        204,050
         Prentiss Properties Trust.........................       10,500        314,895
         SL Green Realty Corp. ............................        5,900        205,851
                                                                           ------------
                                                                              4,544,064
                                                                           ------------

-------------------
(a) Nonincome producing security.
(b) Brookfield Properties Corp. is a Canadian company whose common stock is listed on the Toronto and New York Stock Exchanges. The Toronto Stock Exchange is deemed the principal exchange for valuation purposes. The market value of the fund's position in Canadian dollars on June 30, 2003 was $791,699 based on an exchange rate of 1 Canadian dollar to 0.73760 U.S. dollars.

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       6

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                     SCHEDULE OF INVESTMENTS -- (CONTINUED)
                           JUNE 30, 2003 (UNAUDITED)

                                                                NUMBER        VALUE
                                                              OF SHARES      (NOTE 1)
                                                              ----------   ------------
    OFFICE/INDUSTRIAL                               10.27%
         Kilroy Realty Corp. ..............................       48,300   $  1,328,250
         Reckson Associates Realty Corp. ..................       37,500        782,250
                                                                           ------------
                                                                              2,110,500
                                                                           ------------
    RESIDENTIAL                                     10.29%
       APARTMENT                                     7.81%
         Archstone-Smith Trust.............................       21,100        506,400
         AvalonBay Communities.............................       16,300        695,032
         Post Properties...................................       15,200        402,800
                                                                           ------------
                                                                              1,604,232
                                                                           ------------
       MANUFACTURED HOME                             2.48%
         Sun Communities...................................       13,000        510,900
                                                                           ------------
         TOTAL RESIDENTIAL.................................                   2,115,132
                                                                           ------------
    SHOPPING CENTER                                 22.87%
       COMMUNITY CENTER                              3.58%
         Federal Realty Investment Trust...................       23,000        736,000
                                                                           ------------
       REGIONAL MALL                                19.29%
         CBL & Associates Properties.......................        9,000        387,000
         Macerich Co. .....................................       28,600      1,004,718
         Mills Corp. ......................................       19,200        644,160
         Rouse Co. ........................................       26,200        998,220
         Simon Property Group..............................       23,800        928,914
                                                                           ------------
                                                                              3,963,012
                                                                           ------------
         TOTAL SHOPPING CENTER.............................                   4,699,012
                                                                           ------------
TOTAL INVESTMENTS (Identified
  cost -- $17,348,296) ...........................   96.24%                  19,773,439
OTHER ASSETS IN EXCESS OF LIABILITIES ..............  3.76%                     773,316
                                                    ------                 ------------
NET ASSETS (Equivalent to $32.18 per share based on
  638,421 shares of capital stock outstanding) ...  100.00%                $ 20,546,755
                                                    ------                 ------------
                                                    ------                 ------------

                See accompanying notes to financial statements.
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                                       7

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES
                           JUNE 30, 2003 (UNAUDITED)

ASSETS:
    Investments in securities, at value (Identified
       cost -- $17,348,296) (Note 1)........................  $ 19,773,439
    Cash....................................................       744,074
    Receivable for investment securities sold...............       519,546
    Dividends receivable....................................       116,503
    Receivable for fund shares sold.........................        10,969
    Other assets............................................         8,681
                                                              ------------
         Total Assets.......................................    21,173,212
                                                              ------------
LIABILITIES:
    Payable for investment securities purchased.............       518,317
    Payable for professional fees...........................        41,587
    Payable for fund shares redeemed........................        28,294
    Payable to investment advisor...........................        15,082
    Payable to administrator................................         1,086
    Other liabilities.......................................        22,091
                                                              ------------
         Total Liabilities..................................       626,457
                                                              ------------
NET ASSETS applicable to 638,421 shares of $0.001 par value
  common stock outstanding (Note 5).........................  $ 20,546,755
                                                              ------------
                                                              ------------
NET ASSET VALUE PER SHARE:
  ($20,546,755[div]638,421 shares outstanding)..............  $      32.18
                                                              ------------
                                                              ------------
NET ASSETS consist of:
    Paid-in capital (Notes 1 and 5).........................  $ 43,496,935
    Undistributed net investment income.....................        87,037
    Accumulated net realized loss on investments............   (25,462,360)
    Net unrealized appreciation on investments..............     2,425,143
                                                              ------------
                                                              $ 20,546,755
                                                              ------------
                                                              ------------

                See accompanying notes to financial statements.
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                                       8

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                            STATEMENT OF OPERATIONS
               FOR THE SIX MONTHS ENDED JUNE 30, 2003 (UNAUDITED)

Investment Income (Note 1):
    Dividend income (net of $1,139 of foreign withholding
       tax).................................................  $  611,484
    Interest income.........................................       1,303
                                                              ----------
         Total Income.......................................     612,787
                                                              ----------
Expenses:
    Investment advisory fees (Note 2).......................      82,772
    Reports to shareholders.................................      21,888
    Professional fees.......................................      21,822
    Directors' fees and expenses (Note 2)...................      21,724
    Registration and filing fees............................      12,576
    Custodian fees and expenses.............................      11,327
    Administration and transfer agent fees (Note 2).........      10,666
    Line of credit fees and expenses (Note 6)...............         823
    Miscellaneous...........................................       8,137
                                                              ----------
         Total Expenses.....................................     191,735
                                                              ----------
    Reduction of Expenses (Note 2)..........................     (53,781)
                                                              ----------
         Net Expenses.......................................     137,954
                                                              ----------
Net Investment Income.......................................     474,833
                                                              ----------
Net Realized and Unrealized Gain on Investments:
    Net realized gain on investments........................     955,512
    Net change in unrealized appreciation on investments....   1,936,743
                                                              ----------
         Net realized and unrealized gain on investments....   2,892,255
                                                              ----------
Net Increase in Net Assets Resulting from Operations........  $3,367,088
                                                              ----------
                                                              ----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       9

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                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                 STATEMENT OF CHANGES IN NET ASSETS (UNAUDITED)

                                                       FOR THE             FOR THE
                                                   SIX MONTHS ENDED      YEAR ENDED
                                                    JUNE 30, 2003     DECEMBER 31, 2002
                                                    -------------     -----------------
Change in Net Assets:
    From Operations:
         Net investment income...................    $   474,833         $   898,614
         Net realized gain on investments........        955,512           1,997,128
         Net change in unrealized
            appreciation/(depreciation) on
            investments..........................      1,936,743          (1,492,737)
                                                     -----------         -----------
              Net increase in net assets
                resulting from operations........      3,367,088           1,403,005
                                                     -----------         -----------
    Dividends and Distributions to Shareholders
       from (Note 1):
         Net investment income...................       (387,796)           (892,484)
                                                     -----------         -----------
    Capital Stock Transactions (Note 5):
         Decrease in net assets from fund share
            transactions.........................       (637,972)         (2,514,576)
                                                     -----------         -----------
              Total increase/(decrease) in net
                assets...........................      2,341,320          (2,004,055)
Net Assets:
         Beginning of period.....................     18,205,435          20,209,490
                                                     -----------         -----------
         End of period...........................    $20,546,755         $18,205,435
                                                     -----------         -----------
                                                     -----------         -----------

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       10

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                        FINANCIAL HIGHLIGHTS (UNAUDITED)

    The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                          FOR THE SIX                   FOR THE YEAR ENDED DECEMBER 31,
                                         MONTHS ENDED    --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:         JUNE 30, 2003      2002         2001         2000         1999         1998
--------------------------------         -------------   ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period...     $27.50         $26.63       $26.60       $26.76       $20.88     $    32.25
                                            ------         ------       ------       ------       ------     ----------
Income from investment operations:
   Net investment income...............       0.75           1.22         1.01         1.02         0.12           0.53
   Net realized and unrealized
     gain/(loss) on investments........       4.53           0.80         0.17        (0.16)        5.87         (11.39)
                                            ------         ------       ------       ------       ------     ----------
       Total from investment
         operations....................       5.28           2.02         1.18         0.86         5.99         (10.86)
                                            ------         ------       ------       ------       ------     ----------
Less dividends and distributions to
 shareholders from:
   Net investment income...............      (0.61)         (1.21)       (0.52)       (1.02)       (0.07)         (0.34)
   Tax return of capital...............         --             --        (0.63)          --        (0.04)         (0.17)
                                            ------         ------       ------       ------       ------     ----------
       Total dividends and
         distributions to
         shareholders..................      (0.61)         (1.21)       (1.15)       (1.02)       (0.11)         (0.51)
                                            ------         ------       ------       ------       ------     ----------
Redemption fees retained by the fund...       0.01           0.06           --           --           --             --
                                            ------         ------       ------       ------       ------     ----------
Net increase/(decrease) in net
 assets................................       4.68           0.87         0.03        (0.16)        5.88         (11.37)
                                            ------         ------       ------       ------       ------     ----------
Net asset value, end of period.........     $32.18         $27.50       $26.63       $26.60       $26.76     $    20.88
                                            ------         ------       ------       ------       ------     ----------
                                            ------         ------       ------       ------       ------     ----------
------------------------------------------------------------------------------------------------------------------------
Total investment return................      19.31%(a)       7.67%        4.39%        3.38%       28.76%       - 33.83%
                                            ------         ------       ------       ------       ------     ----------
                                            ------         ------       ------       ------       ------     ----------
------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------
Net assets, end of period (in millions).    $ 20.5         $ 18.2       $ 20.2       $ 33.5       $ 43.0     $   55.2
                                            ------         ------       ------       ------       ------     --------
                                            ------         ------       ------       ------       ------     --------
Ratio of expenses to average daily net
 assets (before expense reduction).....       2.08%(b)       2.09%        1.83%        2.40%        2.21%        1.31%
                                            ------         ------       ------       ------       ------     --------
                                            ------         ------       ------       ------       ------     --------
Ratio of expenses to average daily net
 assets (net of expense reduction).....       1.50%(b)       1.50%        1.83%        2.37%        1.96%        1.28%
                                            ------         ------       ------       ------       ------     --------
                                            ------         ------       ------       ------       ------     --------
Ratio of net investment income to
 average daily net assets (before
 expense reduction)....................       4.58%(b)       3.68%        3.17%        3.67%        0.26%        1.68%
                                            ------         ------       ------       ------       ------     --------
                                            ------         ------       ------       ------       ------     --------
Ratio of net investment income to
 average daily net assets (net of
 expense reduction)....................       5.16%(b)       4.27%        3.17%        3.70%        0.51%        1.71%
                                            ------         ------       ------       ------       ------     --------
                                            ------         ------       ------       ------       ------     --------
Portfolio turnover rate................      80.18%(a)     179.19%      107.68%       58.99%      115.43%      112.32%
                                            ------         ------       ------       ------       ------     --------
                                            ------         ------       ------       ------       ------     --------

-------------------
(a) Not annualized.
(b) Annualized

                See accompanying notes to financial statements.
--------------------------------------------------------------------------------
                                       11

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                   NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

    Cohen & Steers Special Equity Fund, Inc. (the fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end, nondiversified management investment company.

    The following is a summary of significant accounting policies followed by the fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

    Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices for the day.

    Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges or admitted to trading on the National Association of Securities Dealers Automated Quotations, Inc. (Nasdaq) national market system are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities.

    Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. to be over-the-counter, but excluding securities admitted to trading on the Nasdaq national list, are valued at the official closing prices as reported by Nasdaq, the National Quotation Bureau, or such other comparable sources as the board of directors deems appropriate to reflect their fair market value. Where securities are traded on more than one exchange and also over-the-counter, the securities will generally be valued using the quotations the board of directors believes reflect most closely the value of such securities.

    Unrealized gains and losses on securities which result from changes in foreign exchange rates, as well as changes in market prices of securities, are included in unrealized appreciation/(depreciation) on investments.

    Short-term debt securities, which have a maturity value of 60 days or less, are valued at amortized cost, which approximates value.

    Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for accounting and tax purposes. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

--------------------------------------------------------------------------------
                                       12

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid semiannually. Distributions to shareholders are recorded on the ex-dividend date. Dividends are automatically reinvested in full and fractional shares of the fund based on the net asset value per share at the close of business on the ex-dividend date unless the shareholder has elected to have them paid in cash.

    A portion of the fund's dividend may consist of amounts in excess of net investment income derived from nontaxable components of the dividends from the fund's portfolio investments. Net realized capital gains, unless offset by any available capital loss carryforward, are distributed to shareholders annually.

    Dividends from net investment income and capital gain distributions are determined in accordance with U.S. Federal Income Tax regulations, which may differ from generally accepted accounting principles.

    Federal Income Taxes: It is the policy of the fund to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    Investment Advisory Fees: Cohen & Steers Capital Management, Inc. (the advisor) serves as the fund's investment advisor pursuant to an investment advisory agreement (the advisory agreement). Under the terms of the advisory agreement, the advisor provides the fund with the day-to-day investment decisions and generally manages the fund's investments in accordance with the stated policies of the fund, subject to the supervision of the fund's board of directors. For the services provided to the fund, the advisor receives a monthly fee in an amount equal to 1/12th of 0.90% of the average daily net assets of the fund. For the six months ended June 30, 2003, the fund incurred $82,772 in advisory fees.

    The investment advisor has voluntarily agreed to limit the total expenses of the fund (excluding interest, taxes, brokerage, and extraordinary expenses) to an annual rate of 1.50% of the fund's average net assets until December 31, 2003. As long as this expense cap continues, it may lower the fund's expenses and increase its total return. After December 31, 2003, the expense limitation may be terminated or revised at any time, at which time the fund's expenses may increase and its total return may be reduced depending on the total assets of the fund. For the six months ended June 30, 2003, the investment advisor waived investment advisory fees of $53,781.

    Administration Fees: The fund has entered into an administration agreement with the advisor under which the advisor performs certain administrative functions for the fund and receives a monthly fee in an amount equal to 1/12th of 0.02% of the fund's average daily net assets. For the six months ended June 30, 2003, the fund paid the advisor $1,839 in fees under this administration agreement.

--------------------------------------------------------------------------------
                                       13

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

    Directors' Fees: Certain directors and officers of the fund are also directors, officers, and/or employees of the advisor. None of the directors and officers so affiliated received compensation from the fund for their services. For the six months ended June 30, 2003, fees and related expenses accrued for nonaffiliated directors totaled $21,724.

    Other: At June 30, 2003, there was one investor owning 10% of the fund's outstanding shares. Investment activities of this shareholder could have a material impact on the fund.

NOTE 3. PURCHASES AND SALES OF SECURITIES

    Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2003 totaled $14,550,766 and $15,777,716, respectively.

NOTE 4. INCOME TAXES

    At June 30, 2003, the cost of investments and net unrealized appreciation for federal income tax purposes were as follows:

Aggregate cost.....................................  $17,348,296
                                                     -----------
                                                     -----------
Gross unrealized appreciation......................  $ 2,503,940
Gross unrealized depreciation......................  $   (78,797)
                                                     -----------
Net unrealized appreciation........................  $ 2,425,143
                                                     -----------
                                                     -----------

    Net investment income and net realized gains differ for financial statement and tax purposes primarily due to return of capital and capital gain distributions received by the fund on portfolio securities. To the extent such differences are permanent in nature, such amounts are reclassified within the capital accounts. Short-term capital gains are reflected in the financial statements as realized gains on investments but are typically reclassified as ordinary income for tax purposes.

--------------------------------------------------------------------------------
                                       14

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

            NOTES TO FINANCIAL STATEMENTS (UNAUDITED) -- (CONTINUED)

NOTE 5. CAPITAL STOCK

    The fund is authorized to issue 50 million shares of capital stock, par value $0.001 per share. The board of directors of the fund may increase or decrease the aggregate number of shares of common stock that the fund has authority to issue. Transactions in fund shares were as follows:

                                       FOR THE                 FOR THE
                                  SIX MONTHS ENDED            YEAR ENDED
                                    JUNE 30, 2003         DECEMBER 31, 2002
                                ---------------------   ----------------------
                                SHARES      AMOUNT       SHARES      AMOUNT
                                -------   -----------   --------   -----------
Sold..........................   25,730   $   760,240    123,790   $ 3,683,795
Issued as reinvestment of
  dividends...................   11,676       363,258     29,379       847,195
Redemption fees retained by
  fund(a).....................       --         3,763         --        42,027
Redeemed......................  (60,956)   (1,765,233)  (250,155)   (7,087,593)
                                -------   -----------   --------   -----------
Net decrease..................  (23,550)  $  (637,972)   (96,986)  $(2,514,576)
                                -------   -----------   --------   -----------
                                -------   -----------   --------   -----------

NOTE 6. BORROWINGS

    The fund, in conjunction with Cohen & Steers Realty Shares, Inc., Cohen & Steers Institutional Realty Shares, Inc. and Cohen & Steers Equity Income Fund, Inc., has entered into a $200,000,000 credit agreement (the credit agreement) with Fleet National Bank, as administrative agent, State Street Bank and Trust Company, as operations agent, and the lenders identified in the credit agreement.

    During the six months ended June 30, 2003, the fund did not have any loans outstanding. For the six months ended June 30, 2003, the fund paid commitment fees and other expenses of $823.

-------------------
(a) The fund charges a 2% redemption fee on shares sold within one year of the time of purchase.

--------------------------------------------------------------------------------
                                       15

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                          AVERAGE ANNUAL TOTAL RETURNS
                   (PERIODS ENDED JUNE 30, 2003) (UNAUDITED)

                 ONE YEAR     FIVE YEARS      SINCE INCEPTION (5/8/97)
                 --------     ----------      ------------------------
                   9.00%         5.46%                  8.74%

--------------------------------------------------------------------------------
                                       16

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

                          MEET THE COHEN & STEERS FAMILY OF OPEN-END FUNDS:

             FOR HIGH CURRENT INCOME:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
                EQUITY INCOME FUND                                      REALTY SHARES

      IDEAL FOR INVESTORS SEEKING A HIGH DIVIDEND         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      YIELD AND CAPITAL APPRECIATION, INVESTING           RETURN THROUGH BOTH CURRENT INCOME AND
      PRIMARILY IN REITS                                  CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      A, B, C AND I SHARES AVAILABLE                      REITS
      SYMBOLS: CSEIX, CSBIX, CSCIX, CSDIX                 SYMBOL: CSRSX


            FOR CAPITAL APPRECIATION:                                 FOR TOTAL RETURN:

                  COHEN & STEERS                                       COHEN & STEERS
               SPECIAL EQUITY FUND                               INSTITUTIONAL REALTY SHARES

      IDEAL FOR INVESTORS SEEKING MAXIMUM CAPITAL         IDEAL FOR INVESTORS SEEKING MAXIMUM TOTAL
      APPRECIATION, INVESTING IN A LIMITED NUMBER         RETURN THROUGH BOTH CURRENT INCOME AND
      OF REITS AND OTHER REAL ESTATE COMPANIES            CAPITAL APPRECIATION, INVESTING PRIMARILY IN
      CONCENTRATED, HIGHLY FOCUSED PORTFOLIO              REITS
      SYMBOL: CSSPX                                       OFFERS LOW TOTAL EXPENSE RATIO
                                                          HIGHER MINIMUM PURCHASE REQUIRED
                                                          SYMBOL: CSRIX

                          FOR MORE INFORMATION ABOUT ANY COHEN & STEERS FUND
                           OR TO OBTAIN A PROSPECTUS PLEASE CONTACT US AT:
                     1-800-330-REIT, OR VISIT OUR WEB SITE AT COHENANDSTEERS.COM

     THE PROSPECTUS CONTAINS MORE INFORMATION ABOUT EACH FUND INCLUDING ALL CHARGES AND EXPENSES,
                           AND SHOULD BE READ CAREFULLY BEFORE YOU INVEST.

--------------------------------------------------------------------------------
                                       17

--------------------------------------------------------------------------------
                    COHEN & STEERS SPECIAL EQUITY FUND, INC.

OFFICERS AND DIRECTORS                   KEY INFORMATION

Robert H. Steers                         INVESTMENT ADVISER
Director and chairman                    Cohen & Steers Capital Management, Inc.
                                         757 Third Avenue
Martin Cohen                             New York, NY 10017
Director and president                   (212) 832-3232

Gregory C. Clark                         FUND SUBADMINISTRATOR AND CUSTODIAN
Director                                 State Street Bank and Trust Company
                                         225 Franklin Street
Bonnie Cohen                             Boston, MA 02110
Director
                                         TRANSFER AGENT
George Grossman                          Boston Financial Data Services, Inc.
Director                                 Two Heritage Drive
                                         North Quincy, MA 02171
Richard J. Norman                        (800) 437-9912
Director
                                         LEGAL COUNSEL
Willard H. Smith Jr.                     Simpson Thacher & Bartlett
Director                                 425 Lexington Avenue
                                         New York, NY 10017
Adam Derechin
Vice president and assistant treasurer   DISTRIBUTOR
                                         Cohen & Steers Securities, LLC
Joseph M. Harvey                         757 Third Avenue
Vice president                           New York, NY 10017

Lawrence B. Stoller                      Nasdaq Symbol: CSSPX
Assistant secretary
                                         Web site: cohenandsteers.com

                                         Net asset value (NAV) can be found in
                                         the daily mutual fund listings in the
                                         financial section of most major
                                         newspapers under Cohen & Steers.

                                         This report is authorized for delivery
                                         only to shareholders of Cohen & Steers
                                         Special Equity Fund, Inc. unless
                                         accompanied or preceded by the
                                         delivery of a currently effective
                                         prospectus setting forth details of
                                         the fund. Past performance, of course,
                                         is no guarantee of future results and
                                         your investment may be worth more or
                                         less at the time you sell.

--------------------------------------------------------------------------------
                                       18

  COHEN & STEERS
-------------------
SPECIAL EQUITY FUND


SEMIANNUAL REPORT
  JUNE 30, 2003


COHEN & STEERS
SPECIAL EQUITY FUND
757 THIRD AVENUE
NEW YORK, NY 10017





                            STATEMENT OF DIFFERENCES

The section symbol shall be expressed as................................ 'SS'
The division sign shall be expressed as.................................[div]